Quarterly Earnings Results Presentation Q1 2026 - April 27, 2026

2 PresBuilder Placeholder - Delete this box if you see it on a slide, but DO NOT REMOVE this box from the slide layout Forward Looking Statements This presentation contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. All forward-looking statements are made in good faith by the company and are intended to qualify for the safe harbor from liability established by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.You should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," “target”, “goal”, "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) unfavorable economic conditions that may affect operations, financial condition and cash flows including spending on home renovation or construction projects, inflation, recessions, instability in the financial markets or credit markets; (2) increased supply chain costs, including tariffs, raw materials, sourcing, transportation and energy; (3) the highly competitive nature of the markets that we serve; (4) the ability to continue to innovate with new products and services; (5) seasonality; (6) large customer concentration; (7) the ability to recruit and retain qualified employees; (8) the outcome of any legal proceedings that may be instituted against the Company; (9) adverse changes in currency exchange rates; or (10) regulatory changes and potential legislation that could adversely impact financial results. The foregoing list of factors is not exclusive, and readers should also refer to those risks that are included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 27, 2025 filed on February 17, 2026. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward looking statements. Except as required by applicable law, the Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements in this communication to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Presentation of Non-GAAP Financial Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) throughout this presentation the company has provided non-GAAP financial measures, which present results on a basis adjusted for certain items. The company uses these non-GAAP financial measures for business planning purposes and in measuring its performance relative to that of its competitors. The company believes that these non-GAAP financial measures are useful financial metrics to assess its operating performance from period-to-period by excluding certain items that the company believes are not representative of its core business. These non-GAAP financial measures are not intended to replace, and should not be considered superior to, the presentation of the company’s financial results in accordance with GAAP. The use of the non-GAAP financial measures terms may differ from similar measures reported by other companies and may not be comparable to other similarly titled measures. These non-GAAP financial measures are reconciled from the respective measures under GAAP in the appendix below. The company is not able to provide a reconciliation of the company’s non-GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the inherent difficulty in forecasting and quantifying certain amounts necessary for such a reconciliation such as certain non-cash, nonrecurring or other items that are included in net income and EBITDA as well as the related tax impacts of these items and asset dispositions / acquisitions and changes in foreign currency exchange rates that are included in cash flow, due to the uncertainty and variability of the nature and amount of these future charges and costs.

3 • Net sales increased 3.0% to $370.1 million versus Q1 2025 ◦ Hardware and Protective Solutions ("HPS") increased +1.2% ◦ Robotics and Digital Solutions ("RDS") increased +6.0% ◦ Canada increased +15.1% • GAAP net loss totaled $(4.7) million, or $(0.02) per diluted share, compared to $(0.3) million, or $(0.00) per diluted share, in Q1 2025 • Adjusted Gross Margins were 45.6% compared to 46.9% in Q1 2025 • Adjusted EBITDA totaled $50.1 million compared to $54.5 million in Q1 2025 • Adjusted EBITDA margins were 13.5% compared to 15.2% in Q1 2025 • Net Debt / Adjusted EBITDA (ttm): 2.6x at quarter end, compared to 2.4x on December 27, 2025 Q1 2026 Financial Review Please see reconciliation tables in the Appendix of this presentation for non-GAAP metrics. Highlights for the 13 Weeks Ended March 28, 2026

4 Q1 2026 Operational Review Highlights for the 13 Weeks Ended March 28, 2026 • Continued taking great care of customers: ◦ YTD fill rates continued to be in the "high ninety percent" range • During the quarter, Hillman continued to optimize its "dual faucet" supply chain strategy: ◦ Dual source products in different countries ◦ Diversify the country of origin to optimize total landed product cost while mitigating tariff impact • Repurchased 1.2 million shares of common stock at an average price of $8.29 per share, which totaled $10.1 million • Closed two acquisitions subsequent to the quarter end: ◦ Campbell Chain & Fittings - Expands Industrial MRO Presence • Expected to add $20m of Net Sales to Hillman in 2026 ◦ Delaney Hardware - Expands Pro Distribution Categories Adding Door Hardware • Expected to add $10m of Net Sales to Hillman in 2026

5 Quarterly Financial Performance Adjusted EBITDA (millions $ and % of Net Sales) Please see reconciliation of Non-GAAP metrics Adjusted EBITDA and Adjusted Gross Margin in the Appendix of this presentation. Not to scale. Net Sales (millions $) Adjusted Gross Margin (millions $ and % of Net Sales) $54.5 $50.1 Q1 2025 Q1 2026 13.5%15.2% $168.6 $168.6 Q1 2025 Q1 2026 $359.3 $370.1 Q1 2025 Q1 2026 45.6%46.9%

6 Hardware & Protective Q1 2026 Q1 2025 Δ Thirteen weeks ended 3/28/2026 3/29/2025 Revenues $281,308 $278,009 1.2% Adjusted EBITDA $31,896 $38,259 (16.6)% Margin (Adj. EBITDA/Net Sales) 11.3% 13.8% (250) bps Robotics & Digital Q1 2026 Q1 2025 Δ Thirteen weeks ended 3/28/2026 3/29/2025 Revenues $56,062 $52,910 6.0% Adjusted EBITDA $16,200 $14,537 11.4% Margin (Adj. EBITDA/Net Sales) 28.9% 27.5% 140 bps Canada Q1 2026 Q1 2025 Δ Thirteen weeks ended 3/28/2026 3/29/2025 Revenues $32,703 $28,424 15.1% Adjusted EBITDA $1,994 $1,730 15.3% Margin (Adj. EBITDA/Net Sales) 6.1% 6.1% 0 bps Consolidated Q1 2026 Q1 2025 Δ Thirteen weeks ended 3/28/2026 3/29/2025 Revenues $370,073 $359,343 3.0% Adjusted EBITDA $50,090 $54,526 (8.1)% Margin (Adj. EBITDA/Net Sales) 13.5% 15.2% (170) bps Quarterly Performance by Product Category Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Figures in Thousands of USD unless otherwise noted. • Top Row: ◦ 27 point height ◦ 16 font (work sans) ◦ 4 point white bottom line • First Column green ◦ Dark: CFD9D1 ◦ Light: D9E1DA • Other Columns gray ◦ Dark: D9D9D9 ◦ Light E0E0E0 ◦ 1 point white bottom and inside lines

7 Hardware & Protective Robotics & Digital Canada Total Revenue Thirteen weeks ended March 28, 2026 Fastening and Hardware $224,916 $— $28,827 $253,743 Personal Protective 56,392 — 1,330 57,722 Keys and Key Fobs — 46,930 2,538 49,468 Engraving and Resharp — 9,132 8 9,140 Total Revenue $281,308 $56,062 $32,703 $370,073 Quarterly Revenue by Product Category Hardware & Protective Robotics & Digital Canada Total Revenue Thirteen weeks ended March 29, 2025 Fastening and Hardware $209,548 $— $25,050 $234,598 Personal Protective 68,461 — 1,231 69,692 Keys and Key Fobs — 42,979 2,136 45,115 Engraving and Resharp — 9,931 7 9,938 Total Revenue $278,009 $52,910 $28,424 $359,343 Figures in Thousands of USD unless otherwise noted.

8 Hillman’s Diversified Supply Chain ◦ Over the past several years, Hillman has lowered its exposure to suppliers based in China ◦ Hillman continues to accelerate its “Dual Faucet” strategy; sourcing from multiple suppliers in multiple countries ◦ Hillman has the capability to reduce China exposure to ~10% by end of 2026, while actual sourcing mix will continue to be determined by lowest total landed cost ◦ Hillman remains focused on delivering quality products at the best overall value for its customers, no matter the country of origin 2018 SUPPLIER COUNTRY OF ORIGIN Approximate Spend FY China 49% North America 24% Rest of World 27% 2025 SUPPLIER COUNTRY OF ORIGIN Approximate Spend FY China 32% North America 30% Rest of World 38% Management estimates

9 Total Net Leverage (Net Debt / TTM Adj. EBITDA) Capital Structure March 28, 2026 millions $ ABL Revolver ($254.7m available) $83.2 Term Note $634.8 Finance Leases and Other Obligations $19.9 Total Debt $737.8 Cash $27.7 Net Debt $710.1 TTM Adjusted EBITDA $270.9 Net Debt/ TTM Adjusted EBITDA 2.6x Leverage holding near 2.5x target; while buying back stock and executing M&A Please see reconciliation of Non-GAAP metrics Adjusted EBITDA and Net Debt in the Appendix of this presentation. 2.9x 2.7x 2.5x 2.4x 2.6x 03 /2 9/ 20 25 06 /2 8/ 20 25 09 /2 7/ 20 25 12 /2 7/ 20 25 03 /2 8/ 20 26

10 2026 Full Year Guidance (in millions USD) Previous FY 2026 Guidance Range Updated FY 2026 Guidance Range Net Sales $1.600 to $1.700 billion $1.630 to $1.730 billion Adjusted EBITDA $275 to $285 million $275 to $285 million Free Cash Flow $100 to $120 million $100 to $120 million On April 27, 2026, Hillman increased its Net Sales guidance; while reiterating its Adjusted EBITDA and Free Cash Flow guidance. Please see reconciliation of Non-GAAP metrics in the Appendix of this presentation.

11 Key Takeaways Resilient Business; M&A Active; Playing to Win • Business has 60+ year track record of success; proven to be resilient through multiple economic cycles with great long-term partnerships with customers • Hillman products are utilized for repair, maintenance and remodel projects; products are generally low-cost and a very small percentage of a given project • 1,200-member sales and service team and direct-to-store fulfillment continue to provide competitive advantages and strengthen competitive moat - drives new business wins • Hillman continues "Dual Faucet" strategy to diversify its supply chain to optimize costs and value; working to mitigate higher costs Long Term Financial Objectives Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Figures in Thousands of USD unless otherwise noted.

12 Long Term Financial Targets Hillman outlined its path to $2.5 Billion of Net Sales at its Inaugural Investor Day, held on March 19, 2026 Targeting an 8%-12% revenue CAGR over the next 5 years driven by multiple levers

Appendix

14 Investment Highlights Significant runway for incremental growth: Organic + M&A Management team with proven operational and M&A expertise Strong financial profile with 60+ year track record Market and innovation leader across multiple categories Indispensable partner embedded with winning retailers Customers love us, trust us and rely on us Large, predictable, growing and resilient end markets

Hillman: Overview

HILLMAN
HLMN | Nasdaq Listed

Who We Are

- We are a leading North American provider of hardware products and solutions, including;
  - Hardware and home improvement products
  - Protective and job site gear – including work gloves and job site storage
  - Robotic kiosk technologies ("RDS"): Key duplication, engraving & knife sharpening
- Our differentiated service model provides direct to-store shipping, in-store service, and category management solutions
- We have long-standing strategic partnerships with leading retailers across North America:
  - Home Depot, Lowes, Walmart, Tractor Supply, and ACE Hardware
- Founded in 1964; HQ in Cincinnati, Ohio

2025: By The Numbers

~18 billion Fasteners Sold	**~214 million** Pairs of Work Gloves Sold	**~105 million** Keys Duplicated
~111,000 SKUs Managed	**~29,000** Direct Shipping Retail Locations	**~31,500** Kiosks in Retail Locations
#1 Position Across Core Categories*	**7.3%** Sales CAGR over past 20 years	**62-Year** Track record of success
$1.6 billion 2025 Sales	**10.2% CAGR** 2018-2025 Adj. EBITDA Growth	**17.7%** 2025 Adj. EBITDA Margin

**Management Estimates*
Adjusted EBITDA is a non-GAAP measure. Please see Appendix for a reconciliation of Adjusted EBITDA to Net loss

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Primary Product Categories

HILLMAN
HLMN | Nasdaq Listed

Hardware Solutions

#1 in Segment

Fasteners & Specialty

HILLMAN
DECK PLUS LIFETIME GUARANTEE



Construction Fasteners / Power Screws

POWERPRO



Picture Hanging

OOK
HILLMAN



Builders Hardware & Metal Shapes

THE STEELWORKS BY HILLMAN
HILLMAN

Rope & Chain

CAMPBELL CHAIN & FITTINGS
Koch INDUSTRIES INC

Protective Solutions

#1 in Segment

Work Gear

AWP



McGuire-Nicholas EST. 1932



Gloves

GREASE MONKEY
GORILLA GRIP
FIRM GRIP
TRUEGRIP



Safety / PPE

FIRM GRIP
AWP



PREMIUM DEFENSE

Robotics & Digital Solutions

#1 in Segment

Key, Auto and Fob Duplication

HILLMAN
minute KEY



Personalized Tags



QUICK TAG
TagWorks
i.d. SPOT

Knife Sharpening

resharp



Representative Top Customers

ACE Hardware
THE HOME DEPOT
LOWE'S
TSC TRACTOR SUPPLY CO
Walmart

Source: Third party industry report and management estimates.

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17 Thirteen weeks ended March 28, 2026 March 29, 2025 Net loss $(4,732) $(317) Income tax benefit (1,059) (34) Interest expense, net 13,005 14,460 Depreciation 21,999 19,395 Amortization 15,276 15,415 EBITDA $44,489 $48,919 Stock compensation expense 4,007 3,278 Restructuring and other (1) 2,011 1,691 Transaction and integration expense (2) 92 58 Change in fair value of contingent consideration (509) (326) Refinancing costs (3) — 906 Adjusted EBITDA $50,090 $54,526 Adjusted EBITDA Reconciliation Footnotes: 1. Includes consulting and other costs associated with severance related to our distribution center relocations and corporate restructuring activities. 2. Transaction and integration expense includes professional fees and other costs related to acquisition activity, including the to the Campbell Chain and Fittings and Delaney Hardware acquisitions in 2026. 3. In the first quarter of 2025, we entered into a Repricing Amendment (2025 Repricing Amendment) on our existing Senior Term Loan due July 14, 2028.

18 Thirteen weeks ended March 28, 2026 March 29, 2025 Net Sales $370,073 $359,343 Cost of sales (exclusive of depreciation and amortization) 201,496 190,740 Gross margin exclusive of depreciation and amortization $168,577 $168,603 Gross margin exclusive of depreciation and amortization % 45.6% 46.9 % Adjusting Items: — — Adjusted Gross Profit $168,577 $168,603 Adjusted Gross Margin % 45.6% 46.9 % Adjusted Gross Margin Reconciliation

19 Thirteen weeks ended March 28, 2026 March 29, 2025 Net sales $370,073 $359,343 Selling, general and administrative expenses 124,571 119,052 SG&A as a % of Net Sales 33.7% 33.1 % SG&A Adjusting Items (1): Stock compensation expense 4,007 3,278 Restructuring 2,011 1,691 Acquisition and integration expense 92 58 Adjusted SG&A $118,461 $114,025 Adjusted SG&A as a % of Net Sales 32.0% 31.7 % Adjusted SG&A Expense Reconciliation 1. See adjusted EBITDA Reconciliation for details of adjusting items

20 As of March 28, 2026 December 27, 2025 Revolving loans $83,162 $36,000 Senior term loan 634,832 636,960 Finance leases and other obligations 19,851 20,090 Gross debt $737,845 $693,050 Less cash 27,731 27,276 Net debt $710,114 $665,774 Net Debt & Free Cash Flow Reconciliations Thirteen weeks ended March 28, 2026 March 29, 2025 Net cash used by operating activities $(19,533) $(655) Capital expenditures (14,815) (20,658) Free cash flow $(34,348) $(21,313) Reconciliation of Net Debt Reconciliation of Free Cash Flow

21 Thirteen weeks ended March 28, 2026 HPS RDS Canada Operating income $4,011 $2,655 $548 Depreciation & amortization 22,491 13,557 1,227 Stock compensation expense 3,511 315 181 Restructuring and other 1,791 182 38 Transaction and integration expense 92 — — Change in fair value of contingent consideration — (509) — Adjusted EBITDA $31,896 $16,200 $1,994 Thirteen weeks ended March 29, 2025 HPS RDS Canada Operating income $11,470 $3,056 $489 Depreciation & amortization 22,076 11,553 1,181 Stock compensation expense 2,848 231 199 Restructuring 1,809 21 (139) Transaction and integration expense 56 2 — Change in fair value of contingent consideration — (326) — Adjusted EBITDA $38,259 $14,537 $1,730 Segment Adjusted EBITDA Reconciliations

22 Return on Invested Capital Return on Invested Capital ("ROIC") 52 Weeks Ended December 27, 2025 Operating income $ 113,969 Remove income tax expense (1) 28,492 Plus legacy intangible amortization (2) (36,912) Adjusted operating income $ 122,389 Current portion of debt and finance lease obligations $ 14,830 Long-term debt 668,337 Stockholders Equity 1,228,507 Legacy goodwill and intangible assets, net of amortization (3) (988,129) Invested capital $ 923,545 Average invested capital (4) $ 893,459 Return on invested capital (5) 13.7% 1. Income tax expense calculated using the U.S. statutory rate of 25% 2. Amortization of intangible assets generated by the 2014 acquisition of Hillman by the private equity ownership group prior to our going public. 3. Goodwill and intangible assets generated by the 2014 acquisition mentioned in the note above 4. The average of the invested capital from the end of the current year and the pervious year 5. Adjusted income from operations divided by invested capital